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                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS'

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 14, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-91619) and related Prospectus of MD2patient, Inc. dated January 14, 2000.


                                              /s/ Ernst & Young LLP

January 14, 2000
Nashville, Tennessee